Exhibit 10.13

FULL AND FINAL SETTLEMENT AND RELEASE AGREEMENT

AND CONFIDENTIALITY AGREEMENT

A.

DEFINITIONS

1.           American Home Market is the Obligee/holder/maker of the Promissory Note.
2.           Etelcharge.com is the Obligor/responsible party under the note, and is a Texas corporation.
3.           “Obligee” as used herein shall mean all parties identified hereinabove as Obligee and who are parties to this Agreement, and shall include any and all “Derivative Claimants” and “Entities” as defined below.
4.           “Obligor” as used herein shall mean all parties identified hereinabove as Obligor and who are parties to this Agreement, and shall include any and all “Entities” as defined below.
5.           “Derivative Claimants” shall mean any person or entity acting by, through, or under an Obligee (including by reason of marriage or family relationships, any such person), or any of the Entities of an Obligee.
6.           “Entities” of a party shall mean those persons and/or entities (whether now in existence or not), and which are or were formerly owned or controlled, in whole or in part, directly or indirectly, by a party to this Agreement, or any Derivative Claimant, and their respective entities, employers, employees, directors, shareholders, officers, assigns, predecessors, successors, attorneys, representatives or agent of such persons and/or entities.
7.           “Representatives” of a person or entity shall mean and include all of that person’s or entity’s past or present principals, agents, servants, employees, attorneys, consultants, experts, partners (both general and/or limited), equity participants, officers, directors, shareholders, parent companies, subsidiaries, affiliates, predecessors, successors, assigns, estates, beneficiaries, heirs, devisees, legatees, trustees, and personal representatives.
8.           “Settlement Agreement” shall mean this Full and Final Settlement Agreement and Mutual Release by and between the parties hereto.
9.           The “Non-Cash Inducement” as contemplated by this Settlement Agreement is described as follows: 50,000,000 shares of voting stock in Etelcharge.com.

B.

CONTRACTUAL RECITALS AND

STATEMENT OF PURPOSE

WHEREAS, this Settlement Agreement, and the execution hereof, does not, and is not intended to be, construed to be, or is an admission of any fault or wrongdoing by or on behalf of Obligee or Obligor, all such claims having been expressly denied heretofore, and the parties continue to deny the same; and
WHEREAS, all provisions of this Settlement Agreement and Mutual Release are contractual in nature, and not mere recitals only; and
WHEREAS, the purpose of this Settlement Agreement is to set forth and embody a negotiated compromise, settlement, and release, as set forth herein.
NOW THEREFORE, in consideration of the mutual covenants and conditions herein contained, and the incorporation of the above Recitals, the parties hereto agree as follows:

C.

PERSONS AND ENTITIES BOUND BY THIS SEITLEMENT AGREEMENT

1.           Obligee, American Home Market understands and agrees that by execution hereof, the terms of this Settlement Agreement are binding upon Obligee and upon all representatives, successors and assigns of Obligee.
2.           Obligor, Etelcharge.com understands and agrees that by execution hereof, the terms of this Settlement Agreement are binding upon Obligor and upon all representatives, successors and assigns of Obligor.
3.           Obligee, American Home Market, represents and warrants that Obligee has approved of all of the terms, conditions and covenants of this Settlement Agreement as evidenced by the duly authorized signature to this Settlement Agreement.
4.           Obligor, Etelcharge.com, represents and warrants that Obligor has approved of all of the terms, conditions and covenants of this Settlement Agreement as evidenced by the duly authorized signature to this Settlement Agreement.

D.

NO OUTSTANDING CLAIMS

1.           Obligee American Home Market, warrants and represents that Obligee has no awareness of the existence of any actual or potential claim, demand, suit, cause of action, charge or grievance possessed by Obligee, which is not subject to and fully released by this Settlement Agreement, except for matters as may be expressly excluded in this Settlement Agreement, that concerns or relates in any way, directly or indirectly, to the promissory note.
2.           Obligee, American Home Market, warrants and represents that Obligee has not assigned, authorized or transferred (in any way, whether directly or indirectly) any claims, demands, suits, causes of action, charges, or grievances of any kind or character, which Obligee had or may have had prior to and including the Effective Date against Obligor, Etelcharge.com. Obligee, American Home Market, has nor owns no part of any actual or potential claims, demands, Suits, causes of action, charges, or grievances of any kind or character against Obligor which are not subject to and released by this Settlement Agreement.

E.

CONSIDERATION

1.           In consideration of the total sum of the outstanding debt under the signed promissory note and in further consideration of the “Non-Cash Inducement” described hereinabove from Obligor, the receipt and sufficiency of which is hereby acknowledged by Obligee, and in consideration of the mutual agreements, conditions, representations, warranties, recitals, covenants and statements of intention contained herein, Obligee, American Home Market hereby accepts the above-referenced payment and Non-Cash Inducement in full settlement, compromise and release of all claims as arising out of or in connection with the Lawsuit, pursuant to this Settlement Agreement, against Obligor, Etelcharge.com.
2.           Obligor shall tender such sum in the following manner: on the Effective Date of this Agreement, Obligor shall deliver a certified issuance of stock in Etelcharge.com for 50,000,000 shares to American Home Market.
3.           Contemporaneously with the execution of this Settlement Agreement, American Home Market agrees to settle this matter as it relates to the promissory note.

F.

MUTUAL RELEASE

Obligee, American Home Market, and Obligor, Etelcharge.com, hereby covenant, agree and consent to the following:
1.           The intent of the parties hereto is that each person or entity executing this Settlement Agreement shall, by reason of such execution, be entirely free of any and all actual or potential claims, suits, demands, causes of action, charges or grievances of any kind or character, regardless of the nature or extent of the same, arising from the promissory note.
2.           Obligee, American Home Market, hereby fully and finally RELEASES, ACQUITS, AND FOREVER DISCHARGES Obligor, Etelcharge.com (any of Obligor's representatives), and Obligee further covenants not to assert in any manner against any of such persons or entities released hereby, any and all actual or potential claims held by Obligee, against Obligor, and/or any suits, demands, causes of action, charges or grievances of any kind or character whatsoever, heretofore or hereafter accruing for or because of any matter done, omitted or suffered to be done by any such party hereto prior to and including the date hereof, and in any manner (whether directly or indirectly) arising from or related to the promissory note.
3.           Obligor, Etelcharge.com, hereby fully and finally RELEASES, ACQUITS, AND FOREVER DISCHARGES Obligee, American Home Market (and Obligee’s representatives), and Obligor further covenants not to assert in any manner against any of such persons or entities released hereby, any and all actual or potential claims held by Obligor against Obligee and/or any suits, demands, causes of action, charges or grievances of any kind or character whatsoever, heretofore or hereafter accruing for or because of any matter done, omitted or suffered to be done by any such party hereto prior to and including the date hereof, and in any manner (whether directly or indirectly) arising from or related to the promissory note.

G.

INUREMENT

It is understood and agreed that this Settlement Agreement shall inure to the benefit of Obligee, American Home Market and/or the representatives of Obligee. No other person or entity is intended to benefit by or be deemed a third-party beneficiary of this Settlement Agreement.

H.

EXPRESS DENIAL OF LIABILITIES

American Home Market and Obligor, Etelcharge.com and/or representatives, with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements, and understandings related to the subject matter hereof, including but not limited to, the promissory note. No representations, warranties, recitals, covenants, or statements of intention have been made by, or on behalf of, any party hereto which is not embodied in this Settlement Agreement or in connection
Obligee, American Home Market, and Obligor, Etelcharge.com and/or their representatives, understand and agree that no payment made nor released pursuant to the terms of the Settlement Agreement, or other consideration given shall be intended to be, nor shall be construed to be, an admission of liability and any and all such liability is expressly denied.

I.

SEVERABILITY

If any one or more of the provisions of this Settlement Agreement, or the application of any such provision to any person, entity, or Set of circumstances, shall be determined to be invalid, unlawful, or unenforceable to any extent at any time, the remainder of this Settlement Agreement, and the application of such provision to persons, entities, or circumstances other than those as to which it is determined to be invalid, unlawful, or unenforceable, shall not be affected, and shall continue to be enforceable to the fullest extent permitted by law. Any invalid, unlawful, or unenforceable provision hereof shall be reformed to the extent necessary to render it valid, lawful, and enforceable in a manner consistent with the intentions of the parties hereto regarding such provision.

J.

ENTIRE AGREEMENT OF THE PARTIES

This Settlement Agreement constitutes the entire agreement and understanding of Obligee, American Home Market and Obligor, Etelcharge.com and/or representatives, with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements, and understandings related to the subject matter hereof, including but not limited to, the promissory note. No representations, warranties, recitals, covenants, or statements of intention have been made by, or on behalf of, any party hereto which is not embodied in this Settlement Agreement or in connection with the transactions contemplated hereby, and no party hereto shall be bound by, or liable for, any alleged representation, warranty, recital, covenant, or statement of intention not so set forth. All the terms, provisions, conditions, covenants, warranties, recitals, and statements of intention in this Settlement Agreement shall be binding upon, inure to the benefit of, and be enforceable by Obligee, American Home Market and Obligor, Etelcharge.com, and/or their representatives.
K.

CONFIDENTIALITY

The parties expressly agree that the terms and conditions of this Agreement, and all matters relating to the promissory note not otherwise contained in any public records, shall be kept strictly confidential and shall not be revealed or divulged to any third persons or entities except as necessary for tax purposes and/or necessary and legitimate purposes, or pursuant to a court order. The parties further agree and acknowledge that this Agreement not be disseminated to any third party without the prior written consent of the parties to the Settlement Agreement.

L.

GOVERNING LAW

This Settlement Agreement shall be construed in accordance with the governing laws of the State of Texas. The obligations of the parties are performable, and venue for any legal action arising out of this Settlement Agreement shall lie in Dallas County, Texas.

M.

FULL UNDERSTANDING AND AGREEMENT

EACH RELEASING PERSON, ENTITY, OR PARTY WARRANTS THAT SUCH PARTY HAS READ THIS FULL AND FINAL SETTLEMENT AGREEMENT AND MUTUAL RELEASE (INCLUDING EXHIBITS) AND FULLY UNDERSTANDS IT.  EACH PARTY WARRANTS THAT SUCH PARTY IS OF LEGAL COMPETENCE OR LEGAL CAPACITY, AND IS FREE, WITHOUT DURESS, TO EXECUTE THIS SETTLEMENT AGREEMENT AND MUTUAL RELEASE, AND THAT SUCH PARTY HAS DONE SO OF FREE WILL AND ACCORD, WITHOUT RELIANCE ON ANY REPRESENTATION OF ANY KIND OR CHARACTER NOT EXPRESSLY SET FORTH HEREIN.

N.

EXECUTION AND EFFECTIVE DATE

This Settlement Agreement may be signed in counterparts, and each counterpart shall constitute an original.  The parties hereto have executed this Full and Final Settlement Agreement and Mutual Release on the dates set forth opposite their names, to be effective as of March 14, 2007.
/s/  Ray Jackson
American Home Market
Obligee

SUBSCRIBED AND SWORN TO BEFORE ME on March 14, 2007 by Ray Jackson

/s/  Mary Sandy Mendez
Mary Sandy Mendez
Notary Republic State of Texas

/s/  Carl O. Sherman
Etelcharge.com
Obligor